Putnam
Pennsylvania
Tax Exempt
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-03

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Looking back on an eventful year, we consider it important to take note of the increasingly positive trends that have become apparent in the U.S. economy and financial markets. The stimulus provided by fiscal and monetary policies has drawn the economy out of the slump of early 2003 and rising profits prompted a broad rally for stocks. The bond market steadied while offering pockets of opportunity. We see indications that these trends can continue into 2004 and know that Putnam management teams will seek to position the funds to benefit from them.

During the semiannual period ended November 30, 2003, Putnam
Pennsylvania Tax Exempt Income Fund delivered modestly positive results at net asset value. The fund's class A returns at net asset value exceeded those of its benchmark and Lipper category average. Details may be found on the facing page.

In the following report from your fund's management team, you will see a detailed discussion of the strategies the managers employed in the volatile market environment that prevailed during the period. Despite the challenges, the team delivered competitive results, primarily by pursuing a short duration strategy and benefiting from a pre-refunding on one of the fund's general obligation bonds, as well as strong performance from airline-backed industrial development bonds (IDBs). The team concludes its report by offering its views on prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 21, 2004


Report from Fund Management

Fund highlights

 * Putnam Pennsylvania Tax Exempt Income Fund's class A shares returned 0.34% at net asset value (NAV) and -4.41% at public offering price (POP) for the six months ended November 30, 2003.

 * During the period, the fund's return at NAV surpassed the 0.18% return of its benchmark, the Lehman Municipal Bond Index, primarily due to robust performance from certain holdings.

 * Strong results from certain holdings also enabled the fund's return at NAV to exceed the average return of funds in its Lipper category, Pennsylvania Municipal Debt Funds, which was 0.12%.

 * See the Performance Summary beginning on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Early in the six-month period ended November 30, 2003, economic data began to confirm more robust economic growth in the United States. The potential inflationary effects of strong economic growth coupled with increased investor interest in equity investments caused bond yields to rise rapidly, which drove down bond prices. Generally, the higher the credit quality, the more sensitive a bond is to interest-rate shifts. Thus, the fund's high-quality holdings performed poorly as rates rose, contributing to a low absolute return at NAV for the period. The fund's performance for class A shares at net asset value exceeded that of its benchmark and Lipper peer group for the semiannual period. A pre-refunding on one of the fund's general obligation bonds and strong performance from airline-backed industrial development bonds (IDBs) contributed to strong relative performance. The fund's relative results also benefited from a short duration strategy amid abruptly rising rates and from a successful cross-market trade that took advantage of unusually high yields on municipal bonds versus comparable U.S. Treasury securities.

FUND PROFILE

Putnam Pennsylvania Tax Exempt Income Fund seeks to provide as high a level of current income free from federal and state of Pennsylvania personal income taxes as we believe to be consistent with the preservation of capital. It may be suitable for Pennsylvania investors seeking tax-free income through a diversified portfolio of municipal bonds primarily issued in Pennsylvania.


Market overview

Municipal bond yields -- which move in the opposite direction of their prices -- were unusually volatile between June 1 and November 30, 2003. Concern about deflation led to falling yields and correspondingly higher bond prices through mid June. After rising through August, yields receded again in late September on unfavorable housing and unemployment data. October's positive economic surprises sent yields back up in November. Overall, yields ended the semiannual period higher. The spread, or difference between yields of 10-year municipal bonds and 10-year Treasuries, widened, with municipals yielding close to their long-term average of 85% of comparable Treasury yields at the end of November after yielding nearly 100% of Treasury yields earlier in the year. Investor demand for higher-yielding municipals increased. As the economy improved, airline-related industrial development bonds (IDBs) outperformed other municipal bonds. Tobacco settlement bonds underperformed in the late spring following unfavorable rulings in some of the industry's ongoing litigation matters. However, these bonds began to outperform during the six-month period as prospects for the industry became more favorable.

The health of a state's economy affects the strength of its municipal bond market. Pennsylvania's economy appears to be accelerating along with the rest of the U.S. Hiring has picked up marginally across most major sectors. Like other large states, however, Pennsylvania's revenues have decreased in recent years. In Pennsylvania's case, this is primarily a result of the phasing out of capital stock taxes (taxes on shares representing ownership of a business). However, revenues are expected to increase primarily due to increases in the cigarette and tobacco taxes.

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MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 11/30/03
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Bonds
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Lehman Municipal Bond Index (tax-exempt bonds)                          0.18%
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Lehman Aggregate Index (broad bond market)                             -1.04%
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Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. government bonds)                          -1.27%
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JP Morgan Global High Yield Index
(global high-yield corporate bonds)                                     9.63%
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Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     10.80%
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Russell 2000 Index (stocks of small and midsize companies)             24.65%
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MSCI EAFE Index (international stocks)                                 20.26%
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These indexes provide an overview of performance in different market sectors for the six months ended 11/30/03.
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Strategy overview

We shortened duration (a measure of a fund's sensitivity to changes in interest rates) in May and June because interest rates were at historically low levels and were more likely, in our opinion, to rise than to fall. This defensive strategy helped to mitigate declines in the value of portfolio assets when rates rose sharply between mid June and the end of July. We resumed a neutral duration in August and September, as we believed rates were unlikely to rise further. In September, rates fell again, so we shortened duration somewhat. This was beneficial when rates rose in October. At the end of the period, the portfolio's duration remained slightly defensive.

In late July, we closed out the cross-market arbitrage position we had established in an earlier period. This strategy sought to take advantage of a market anomaly in which municipal bond yields, which are generally tax exempt, were nearly as high as comparable taxable Treasury yields. We bought intermediate-term municipal bonds and sold 10-year Treasury futures contracts, anticipating that the muni/Treasury yield ratio would revert to its long-term average and create an opportunity for gain. In fact, the yield ratio did fall, and a loss in value of the muni bonds was more than offset by a gain in the value of the Treasury futures position. We sold the muni bonds and bought back the Treasury futures contracts, thereby ending the trade and locking in a profit for the fund.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                                 5/31/03              11/30/03
Average effective
maturity in years                  8.0                   8.2

Duration in years                  5.7                   5.9

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings and sector allocations affected performance

The pre-refunding of a general obligation (GO) bond issued by the city of Scranton was a significant contributor to the fund's relative performance. In July, the city decided to take advantage of low interest rates to refinance its unrated GO bonds issued with a maturity date of 9/1/2031. Since these bonds could not be called until 9/1/2011, the city used the proceeds from the July issuance to buy U.S. Treasuries to pre-refund the bonds. The difference in the credit quality between the city's GO bonds (unrated) and U.S. Treasuries (AAA) and the shortening of the bond's maturity date pushed up the price of the bonds substantially. The holding represented approximately 0.6% of the portfolio at the time of the pre-refunding.

The fund also benefited from its exposure to the recovering airline industry though airline-backed industrial development bonds (IDBs). IDBs are municipal bonds issued to encourage local expansion by various businesses. They are backed only by the credit of the company benefiting from the financing, not by the issuing municipality. So, investor perceptions about the backing company's health, or that of its industry group as a whole, affect the prices of these bonds. As geopolitical tensions eased, following the end of major conflict in Iraq, and signs of renewed economic growth and improving profitability began to surface, prices on airline-backed IDBs in the portfolio rose significantly, benefiting the fund and contributing to strong relative results for the six-month period.

During the period, the team continued to focus on ensuring that the fund's position sizes were appropriate given the rating of each bond and the risks posed by each issuer. This analysis often resulted in reducing the fund's exposure to specific issues but not necessarily to the industry sector represented by these bonds. For example, we trimmed some of the fund's exposures within Pennsylvania's health-care sector but reinvested the proceeds in other bonds within that sector. During the period we sold Hazleton Health Services Authority revenue bonds backed by St. Joseph Medical Center as well as Allegheny County Hospital Development Authority revenue bonds backed by South Hills Health believing that the prospects for these hospitals were not as strong as other opportunities in the state given the strength of the health-care competition in the issuing communities. We also purchased bonds in the health-care sector issued by the Lancaster County Hospital Authority for Lancaster General Hospital. These bonds were rated A- by Standard & Poor's, are scheduled to mature on 3/15/2026, and have a coupon of 5 1/2%. Our analyst made the recommendation for the purchase based on Lancaster General Hospital's dominant and growing market share as well as the hospital's solid credit measures in line with the agency rating.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA (59.4%)

Aa/AA (2.7%)

A (8.3%)

Baa/BBB (25.5%)

Ba/BB (3.4%)

B and under (0.7%)

Footnote reads:
As a percentage of market value as of 11/30/03. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

The education sector, in our opinion, offers attractive yield and return opportunities. The growing demand for higher education, the pricing power of educational institutions, and the high reliability of issuers are some of the positive fundamentals supporting our view on the sector. We expanded and diversified the fund's exposure to education during the period by making two noteworthy purchases. We purchased bonds issued by the Pennsylvania State Higher Educational Facilities Authority for Chester-based Widener University. These bonds were rated BBB+ by Standard & Poor's, offered a coupon of 5 1/4%, and are scheduled to mature on 7/15/2024. The analyst recommending the purchase cited Widener's solid fundamentals, including its diverse curricula and degree offerings, increased undergraduate and graduate demand, positioning as a moderately priced private educator, and strong hold on the Delaware law school market.

A second purchase in the education sector were bonds issued by the Lancaster Higher Educational Facilities Authority for Franklin & Marshall College. These bonds were rated A+ by Standard & Poor's, offered a coupon of 5 1/4%, and are scheduled to mature on 4/15/2014. A liberal arts college of national stature, Franklin & Marshall College has strong fundamentals, including a diverse revenue base (only 50% of the school's revenues come from tuition and fees compared to 80% at Widener University, for example), successful history of fundraising, and solid cash position.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate continued volatility in the coming six months and believe the Federal Reserve Board will hold the federal funds rate steady at 1%. Our 12- to 18-month outlook is less certain. If economic policy succeeds, we may experience a classic bear market for bonds that may push yields higher. However, it is also possible that the economy may not respond satisfactorily to fiscal and monetary policy, and the yield on 10-year Treasuries could fall. Given this degree of uncertainty, we have, at this time, positioned the fund's duration somewhat defensively, and we believe rates may rise in the short term. Currently, we no longer see much opportunity to capitalize on yield spreads between municipal bonds and Treasuries, as the relationship between them is now near the long-term average. We expect that the credit quality of general obligation municipal bonds will remain under pressure because tax revenues cannot be expected to grow significantly until taxpayers begin to report improved earnings. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they could narrow further. As a result, we may see more opportunity for potential gain in this area. In keeping with the fund's objective, we will continue to monitor market conditions as we pursue a high level of tax-free income and manage the fund's risk exposures.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended November 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 10 for definitions of some terms used in this section.

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TOTAL RETURN FOR PERIODS ENDED 11/30/03
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                                      Class A               Class B               Class M
(inception dates)                    (7/21/89)             (7/15/93)              (7/3/95)
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                                   NAV        POP        NAV       CDSC        NAV        POP
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6 months                          0.34%     -4.41%      0.00%     -4.91%      0.07%     -3.16%
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1 year                            6.47       1.34       5.78       0.78       6.03       2.57
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5 years                          25.83      19.85      21.94      20.00      23.97      19.88
Annual average                    4.70       3.69       4.05       3.71       4.39       3.69
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10 years                         66.40      58.54      55.92      55.92      61.25      56.02
Annual average                    5.22       4.72       4.54       4.54       4.89       4.55
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Annual average
(life of fund)                    6.56       6.21       5.79       5.79       6.18       5.94
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Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


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COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/03
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                                                        Lipper
                                                     Pennsylvania
                                     Lehman           Municipal
                                    Municipal         Debt Funds
                                   Bond Index      category average*
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6 months                             0.18%               0.12%
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1 year                               6.66                6.25
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5 years                             31.98               24.25
Annual average                       5.71                4.43
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10 years                            81.80               65.34
Annual average                       6.16                5.15
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Annual average
(life of fund)                       7.13                6.48
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  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 11/30/03, there were 62, 62, 59, and 37 funds, respectively, in this Lipper category.


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PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/03
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                                              Class A        Class B        Class M
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Distributions (number)                             6              6              6
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Income 1                                       $0.188011      $0.158249      $0.174427
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Capital gains 1                                    --             --             --
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Total                                          $0.188011      $0.158249      $0.174427
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Share value:                                  NAV      POP        NAV       NAV      POP
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5/31/03                                       $9.27   $9.73       $9.26     $9.28   $9.59
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11/30/03                                       9.11    9.56        9.10      9.11    9.42
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Current return (end of period)
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Current dividend rate 2                       4.05%   3.86%       3.40%     3.76%   3.63%
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Taxable equivalent 3                          6.41    6.11        5.38      5.95    5.75
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Current 30-day SEC yield 4                    3.17    3.02        2.53      2.88    2.79
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Taxable equivalent 3                          5.02    4.78        4.00      4.56    4.42
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 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 3 Assumes maximum 36.82% federal and state combined tax rate for 2003.
   Results for investors subject to lower tax rates would not be advantageous.

 4 Based only on investment income, calculated using SEC guidelines.

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TOTAL RETURN FOR PERIODS ENDED 12/31/03 (MOST RECENT CALENDAR QUARTER)
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                                      Class A               Class B               Class M
(inception dates)                    (7/21/89)             (7/15/93)              (7/3/95)
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                                   NAV        POP        NAV       CDSC        NAV        POP
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6 months                          1.25%     -3.55%      0.92%     -4.04%      1.20%     -2.08%
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1 year                            5.04       0.09       4.36      -0.64       4.85       1.37
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5 years                          26.68      20.70      22.62      20.65      24.80      20.76
Annual average                    4.84       3.84       4.16       3.83       4.53       3.85
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10 years                         64.78      56.92      54.23      54.23      60.01      54.84
Annual average                    5.12       4.61       4.43       4.43       4.81       4.47
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Annual average
(life of fund)                    6.58       6.22       5.80       5.80       6.20       5.96
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Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

JP Morgan (formerly Chase) Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic and international issues.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's shareholder services line at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
November 30, 2003 (Unaudited)

Key to Abbreviations
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AMBAC                 AMBAC Indemnity Corporation
FGIC                  Financial Guaranty Insurance Company
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
MBIA                  MBIA Insurance Company
Radian Insd.          Radian Group Insured
VRDN                  Variable Rate Demand Notes
XLCA                  XL Capital Assurance

Municipal bonds and notes (99.1%) (a)
Principal amount                                     Rating (RAT)         Value

Pennsylvania (92.8%)
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    $5,000,000 Allegheny Cnty., G.O. Bonds,
               Ser. C-56, FSA, 4 1/2s, 10/1/06       Aaa             $5,375,000
     3,000,000 Allegheny Cnty., Higher Ed. Bldg.
               Auth. Rev. Bonds (Robert Morris
               College), Ser. A, 6 1/4s, 2/15/26     Baa3             3,123,750
     2,450,000 Allegheny Cnty., Hosp. Dev. Auth.
               Rev. Bonds (Children's Hosp.), MBIA,
               5 3/8s, 7/1/17                        Aaa              2,805,250
               Allegheny Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Env. Impt. - USX Corp.)
     2,555,000 6s, 1/15/14                           Baa1             2,749,819
       500,000 5.6s, 9/1/30                          Baa1               501,250
     2,000,000 Allegheny Cnty., Redev. Auth. Tax
               Increment Rev. Bonds (Waterfront),
               Ser. B, 6.4s, 12/15/18                BBB/P            2,197,500
     2,000,000 Allegheny Cnty., Sanitation Auth.
               Rev. Bonds, MBIA, 5 1/2s, 12/1/30     Aaa              2,152,500
       500,000 Allentown, Hosp. Auth. Rev. Bonds
               (Sacred Heart Hosp.), Ser. A,
               6 3/4s, 11/15/14                      Baa3               500,625
     1,000,000 Bethlehem, Wtr. Auth. Rev. Bonds,
               FSA, zero %, 11/15/22                 Aaa                386,250
     1,200,000 Blair Cnty., Indl. Dev. Auth.
               Rev. Bonds (Village at PA State),
               Ser. A, 7s, 1/1/34                    BB-/P            1,234,500
               Bucks Cnty., Indl. Dev. Auth.
               Rev. Bonds
     1,000,000 (Pennswood Village), 6s, 10/1/34      BBB+             1,027,500
     1,000,000 AMBAC, 5 1/2s, 9/15/17                Aaa              1,117,500
     2,500,000 Bucks Cnty., Indl. Dev. Auth. Solid
               Waste Mandatory Put Bonds (Waste
               Mgmt., Inc.), 4.9s, 12/1/22           BBB              2,571,875
     1,450,000 Bucks Cnty., Wtr. & Swr. Auth.
               Rev. Bonds, AMBAC, 5 1/4s, 12/1/12    Aaa              1,643,938
     1,750,000 Butler, Area School Dist. G.O.
               Bonds, Ser. B, FGIC, 5 1/4s, 9/15/17  Aaa              1,984,063
     2,165,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-             2,340,906
       500,000 Chester Cnty., Hlth. & Ed. Fac.
               Auth. Rev. Bonds (Jenners Pond,
               Inc.), 7 5/8s, 7/1/34                 BB-/P              507,500
       375,000 College Township, Indl. Dev. Auth.
               Rev. Bonds (Nittany Valley Rehab.
               Hosp.), 7 5/8s, 11/1/07               AAA/P              424,219
     1,010,000 Dauphin Cnty., G.O. Bonds, AMBAC,
               5.1s, 11/15/18                        Aaa              1,069,338
     1,885,000 Dauphin Cnty., Gen. Auth. Hosp.
               Rev. Bonds (Northwestern Med. Ctr.),
               8 5/8s, 10/15/13                      AAA              2,137,119
     2,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
               (Office & Pkg.), Ser. A, 6s, 1/15/25  D/P              1,050,000
     1,000,000 Dauphin Cnty., Indl. Dev. Auth. Wtr.
               Rev. Bonds (Dauphin Cons. Wtr.
               Supply), Ser. A, 6.9s, 6/1/24         A3               1,253,750
               Delaware Cnty., College Auth.
               Rev. Bonds
     1,000,000 (Haverford College), 5 3/4s,
               11/15/25                              AA               1,107,500
     2,355,000 (Neumann College), 5 1/8s, 10/1/11    BBB-             2,478,638
               Delaware Cnty., Hosp. Auth.
               Rev. Bonds (Crozer-Chester Med.
               Ctr.)
     1,000,000 6s, 12/15/20                          Baa2             1,002,500
     1,000,000 5.3s, 12/1/27                         Baa2               911,250
     2,850,000 Delaware Cnty., Indl. Dev. Auth.
               Res. Recvy. Rev. Bonds, Ser. A,
               6.1s, 7/1/13                          BBB              3,045,938
     1,130,000 Delaware River Joint Toll Bridge
               Rev. Bonds, 5 1/4s, 7/1/20            A2               1,197,800
               Delaware Valley, Regl. Fin. Auth.
               Rev. Bonds, AMBAC
     3,000,000 Ser. B, 5.7s, 7/1/27                  Aaa              3,416,250
     3,000,000 Ser. A, 5 1/2s, 8/1/28                Aaa              3,356,250
     1,000,000 Erie Cnty., Indl. Dev. Auth.
               Rev. Bonds, 4.9s, 11/1/09             Baa2             1,071,250
     2,500,000 Erie, Swr. Auth. Rev. Bonds, Ser. B,
               AMBAC, 5 1/8s, 6/1/20                 Aaa              2,756,250
               Erie-Western PA Port Auth.
               Rev. Bonds
       915,000 6 7/8s, 6/15/16                       BBB/P              951,600
     1,365,000 6 1/4s, 6/15/10                       BBB/P            1,455,431
     1,500,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds  (Gen. Hosp.), 5 1/2s,
               3/15/26                               A-               1,511,250
     1,000,000 Lancaster, Higher Ed. Auth.
               Rev. Bonds (Franklin & Marshall
               College), Ser. A, 5 1/4s, 4/15/14     A1               1,101,250
     1,285,000 Langhorne Manor Boro, Higher Edl. &
               Hlth. Auth. Rev. Bonds (Woods
               Svcs.), Radian Insd., 5.1s, 11/15/21  AA               1,323,550
     1,500,000 Latrobe, Indl. Dev. Auth. Rev. Bonds
                (St. Vincent College), 5.7s, 5/1/31  Baa1             1,528,125
     2,000,000 Lebanon Cnty., Hlth. Fac. Auth.
               Rev. Bonds  (Good Samaritan Hosp.),
               6s, 11/15/35                          Baa1             2,020,000
               Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds (Lehigh Valley Hosp.
               Hlth. Network)
     3,000,000 Ser. A, 5 1/4s, 7/1/32                A2               2,940,000
     1,950,000 FSA, 5 1/4s, 7/1/16                   Aaa              2,132,813
               Lehigh Cnty., Indl. Dev. Auth. Poll.
               Control Rev. Bonds (PA Pwr. & Lt.
               Co.), MBIA
    13,675,000 Ser. B, 6.4s, 9/1/29                  Aaa             14,447,774
     3,000,000 Ser. A, 5 1/2s, 2/15/27               Aaa              3,075,450
     1,310,000 Luzerne Cnty., G.O. Bonds, Ser. C,
               FGIC, 5 1/4s, 12/15/16                Aaa              1,491,763
     4,655,000 McKeesport, Area School Dist. G.O.
               Bonds, MBIA, zero %, 10/1/18          Aaa              2,327,500
               Montgomery Cnty., Indl. Auth. Res.
               Recvy. Rev. Bonds (Montenay Res.
               Recvy.), Ser. A, MBIA
     2,175,000 5 1/4s, 11/1/14                       Aaa              2,465,906
     1,465,000 5s, 11/1/12                           Aaa              1,631,644
     2,200,000 New Garden, Gen. Auth. VRDN (Pooled
               Fin.  Program I), AMBAC, 1.19s,
               11/1/29                               A-1              2,200,000
     1,400,000 New Morgan, Indl. Dev. Auth. Solid
               Waste Disp. Rev. Bonds (New Morgan
               Landfill Co., Inc.), 6 1/2s, 4/1/19   BB-              1,359,750
     2,980,000 Northampton Cnty., Gen. Purpose
               Auth. Rev. Bonds (Cnty. Agreement),
               AMBAC, 5s, 10/1/18                    AAA              3,285,450
     2,750,000 PA Convention Ctr. Auth. Rev. Bonds,
               Ser. A, 6 3/4s, 9/1/19                Baa2             2,877,298
     3,000,000 PA Econ. Dev. Fin. Auth. Indl. Dev.
               Rev. Bonds (GEHL Co. Inc.), Ser. F,
               9s, 9/1/10                            BB/P             3,030,090
               PA Econ. Dev. Fin. Auth. Res. Recvy.
               Rev. Bonds
     2,490,000 (Colver), Ser. D, 7.15s, 12/1/18      BBB-             2,605,088
     1,000,000 (Colver), Ser. D, 7 1/8s, 12/1/15     BBB-             1,046,980
     2,300,000 (Northampton Generating) Ser. A,
               6.6s, 1/1/19                          BBB-             2,325,875
     1,000,000 (Northampton Generating) Ser. A,
               6 1/2s, 1/1/13                        BBB-             1,006,250
               PA Econ. Dev. Fin. Auth. Rev. Bonds
     4,000,000 (MacMillan Ltd. Partnership), 7.6s,
               12/1/20                               Baa2             4,545,000
     1,000,000 (Amtrak), Ser. A , 6 1/4s, 11/1/31    A3                 993,750
     2,000,000 PA Econ. Dev. Fin. Auth. Solid Waste
               Disp. Rev. Bonds (Procter & Gamble
               Paper), 5 3/8s, 3/1/31                Aa3              2,125,000
               PA G.O. Bonds (Canon McMillan School
               Dist.), FGIC
     3,200,000 zero %, 12/1/19                       Aaa              1,488,000
     3,230,000 zero %, 12/1/18                       Aaa              1,602,888
     2,000,000 zero %, 12/1/17                       Aaa              1,055,000
     1,645,000 PA State Higher Ed. Assistance Agcy.
               Rev. Bonds (Capital Acquisition),
               MBIA, 5s, 12/15/06                    Aaa              1,801,275
       225,000 PA State Higher Edl. Fac. Auth.
               College & U. Rev. Bonds (Allegheny),
               Ser. B, 6 1/8s, 11/1/13               BBB+               231,455
               PA State Higher Edl. Fac. Auth.
               Rev. Bonds
     3,000,000 (Drexel U.), 5 1/2s, 5/1/12           A2               3,330,000
     1,000,000 (Widener U.), 5 1/4s, 7/15/24         BBB+             1,002,500
     1,485,000 (Philadelphia College of Osteopathic
               Med.), 5s, 12/1/15                    A                1,549,969
     1,155,000 (Philadelphia College of Osteopathic
               Med.), 5s, 12/1/10                    A                1,263,281
               PA State Tpk. Comm. Rev. Bonds
     1,500,000 Ser. S, 5 1/2s, 6/1/15                Aa3              1,691,250
     2,230,000 AMBAC, 5s, 7/15/10                    Aaa              2,494,813
     1,000,000 Pennridge, School Dist. G.O. Bonds,
               MBIA, 5 1/4s, 2/15/13                 Aaa              1,126,250
               Philadelphia, Gas Wks. Rev. Bonds,
               FSA
     2,600,000 Ser. 2nd, 5 1/2s, 7/1/16              Aaa              2,899,000
     2,000,000 Ser. 3rd, 5 1/8s, 8/1/31              Aaa              2,040,000
               Philadelphia, G.O. Bonds, FSA
     1,000,000 5s, 9/15/31                           Aaa              1,011,250
     1,065,000 3.85s, 9/15/04                        Aaa              1,087,770
               Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Rev. Bonds
     2,437,926 (Graduate Hlth. Syst. Oblig. Group),
               7 1/4s, 7/1/18 (In default) (NON)     D/P                  3,047
       720,421 (Graduate Hlth. Syst. Oblig. Group),
               6 5/8s, 7/1/21 (In default) (NON)     D/P                    901
     1,805,000 (Jeanes Hlth. Syst.), 6.6s, 7/1/10    Baa2             1,908,788
     1,585,000 (Cmnty. College of Philadelphia),
               AMBAC, 5 1/2s, 5/1/18                 Aaa              1,759,350
     2,220,000 Philadelphia, Indl. Dev. Auth. Arpt.
               Rev. Bonds (Aero Philadelphia, LLC),
               5 1/2s, 1/1/24                        BB/P             1,748,250
               Philadelphia, Indl. Dev. Auth.
               Rev. Bonds
     3,650,000 (Gallery II Garage), 6.4s, 2/15/13    BBB-/P           3,709,313
     1,690,000 Ser. B, FSA, 5 1/4s, 10/1/11          Aaa              1,918,150
               Philadelphia, School Dist. G.O.
               Bonds
     8,250,000 Ser. C, MBIA, 5 3/4s, 3/1/29          Aaa              9,054,375
     3,000,000 Ser. B, FGIC, 5 5/8s, 8/1/21          Aaa              3,288,750
     2,000,000 Ser. C, MBIA, 5 1/2s, 3/1/24          Aaa              2,145,000
     4,000,000 Philadelphia, Wtr. & Wastewtr.
               Rev. Bonds, MBIA, 6 1/4s, 8/1/08      Aaa              4,665,000
     2,160,000 Pittsburgh, G.O. Bonds, AMBAC,
               5 1/2s, 9/1/14                        Aaa              2,384,100
     1,885,000 Pittsburgh, Pub. Pkg. Auth.
               Rev. Bonds, AMBAC, 5s, 12/1/12        Aaa              2,099,419
               Pittsburgh, School Dist. G.O. Bonds,
               FSA
     2,500,000 Ser. A, 5 1/2s, 9/1/18                Aaa              2,893,750
     2,890,000 Ser. A, 5 1/2s, 9/1/16                Aaa              3,327,115
     3,300,000 Ser. A, 5 1/2s, 9/1/15                Aaa              3,823,875
       895,000 5 3/8s, 9/1/15                        Aaa              1,027,013
     1,500,000 Sayre, Hlth. Care Fac. Auth.
               Rev. Bonds  (Guthrie Hlth.), Ser. A,
               5 7/8s, 12/1/31                       A-               1,548,750
     1,500,000 Scranton, G.O. Bonds, Ser. C, 7.1s,
               9/1/31                                AAA/P            1,886,250
     2,470,000 Trafford, School Dist. Rev. Bonds,
               MBIA, 6.6s, 5/1/08                    Aaa              2,576,309
     1,200,000 Washington Cnty., Hosp. Auth.
               Rev. Bonds  (WA Hosp.), AMBAC,
               5 1/2s, 7/1/17                        Aaa              1,377,000
       400,000 Washington Cnty., Indl. Dev. Auth.
               1st Mtge. Rev. Bonds (AHF/Central
               States Inc.), 5 1/8s, 11/1/19 (In
               default) (NON)                        D/P                260,000
     1,500,000 West Cornwall, Tpk. Muni. Auth.
               Rev. Bonds (Elizabethtown College),
               6s, 12/15/27                          BBB+             1,558,125
     1,145,000 West Shore, Area Hosp. Auth.
               Rev. Bonds (Holy Spirit Hosp.),
               6 1/4s, 1/1/32                        BBB+             1,170,763
     3,000,000 Wilkes-Barre, School Dist.
               Rev. Bonds, FGIC, 6 3/8s, 4/1/15      Aaa              3,131,280
       760,000 York Cnty., Indl. Dev. Auth. 1st
               Mtge. Hlth. Fac. Rev. Bonds (Rehab.
               Hosp. of York), 7 1/2s, 9/1/07        AAA/P              851,200
     2,000,000 York Cnty., Indl. Dev. Auth.
               Rev. Bonds, Ser. A, 5 1/2s, 9/1/20    Baa1             2,002,500
                                                                 --------------
                                                                    214,095,439

Puerto Rico (6.3%)
-------------------------------------------------------------------------------
     1,225,000 Children's Trust Fund Tobacco
               Settlement Rev. Bonds, 5 3/8s,
               5/15/33                               Baa2             1,165,281
               Cmnwlth. of PR, G.O. Bonds (Pub.
               Impt.)
     2,500,000 MBIA, 5 3/4s, 7/1/26                  Aaa              2,903,115
     2,000,000 FSA, 5 1/2s, 7/1/18                   Aaa              2,320,000
     2,350,000 Ser. A, MBIA, 5 1/2s, 7/1/15          AAA              2,731,875
     2,000,000 Cmnwlth. of PR, Muni. Fin. Agcy.
               G.O. Bonds, Ser. A, FSA, 5 7/8s,
               8/1/14                                Aaa              2,337,500
     1,000,000 PR Elec. Pwr. Auth. Rev. Bonds,
               Ser. JJ, XLCA, 5 3/8s, 7/1/17         Aaa              1,141,250
     1,500,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES), 6 5/8s, 6/1/26             Baa2             1,580,625
       500,000 PR Ports Auth. Rev. Bonds
               (American Airlines, Inc.), Ser. A,
               6 1/4s, 6/1/26                        Caa2               322,500
                                                                 --------------
                                                                     14,502,146
-------------------------------------------------------------------------------
               Total Investments (cost $221,405,339)               $228,597,585
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $230,730,217.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30,2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

      The rates shown on VRDN and mandatory put bonds are the current interest rates shown at November 30, 2003.

      The fund had the following industry group concentrations greater than 10% at November 30, 2003
      (as a percentage of net assets):

         Utilities              13.7%
         Health care            11.6

      The fund had the following insurance concentrations greater than 10% at November 30, 2003
      (as a percentage of net assets):

         MBIA                   24.2%
         FSA                    14.1
         AMBAC                  12.6

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
November 30, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$221,405,339) (Note 1)                                           $228,597,585
-------------------------------------------------------------------------------
Interest and other receivables                                      3,676,783
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                 34,220
-------------------------------------------------------------------------------
Receivable for securities sold                                        328,654
-------------------------------------------------------------------------------
Total assets                                                      232,637,242

Liabilities
-------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                        7,984
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 363,107
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,005,207
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          307,424
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             49,438
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 25,230
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              508
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                103,961
-------------------------------------------------------------------------------
Other accrued expenses                                                 44,166
-------------------------------------------------------------------------------
Total liabilities                                                   1,907,025
-------------------------------------------------------------------------------
Net assets                                                       $230,730,217

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $228,195,810
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)             (85,156)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (4,572,683)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          7,192,246
-------------------------------------------------------------------------------
Total - Representing net assets applicable to capital shares
outstanding                                                      $230,730,217

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($166,852,633 divided by 18,324,089 shares)                             $9.11
-------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.11)*                  $9.56
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($61,031,971 divided by 6,709,196 shares)**                             $9.10
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,845,613 divided by 312,303 shares)                                  $9.11
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.11)***                $9.42
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended November 30, 2003 (Unaudited)

Interest income:                                                   $6,429,258
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      632,419
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        146,481
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              6,842
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        2,850
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 181,294
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 292,335
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                   7,907
-------------------------------------------------------------------------------
Other                                                                  67,671
-------------------------------------------------------------------------------
Total expenses                                                      1,337,799
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (19,562)
-------------------------------------------------------------------------------
Net expenses                                                        1,318,237
-------------------------------------------------------------------------------
Net investment income                                               5,111,021
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                     (282,311)
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       490,507
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures
contracts during the period                                        (5,227,381)
-------------------------------------------------------------------------------
Net loss on investments                                            (5,019,185)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  $91,836
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 November 30           May 31
Increase (decrease) in net assets                       2003*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $5,111,021      $11,413,361
-------------------------------------------------------------------------------
Net realized gain on investments                     208,196          752,725
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    (5,227,381)       9,550,644
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                            91,836       21,716,730
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From tax-exempt income
   Class A                                        (3,750,114)      (8,349,404)
-------------------------------------------------------------------------------
   Class B                                        (1,200,627)      (2,966,129)
-------------------------------------------------------------------------------
   Class M                                           (60,790)        (156,442)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                            (29,041,432)       4,043,398
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          (33,961,127)      14,288,153

Net assets
-------------------------------------------------------------------------------
Beginning of period                              264,691,344      250,403,191
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of $85,156
and $184,646, respectively)                     $230,730,217     $264,691,344
-------------------------------------------------------------------------------
* Unaudited.

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                            ended
                                         November 30
Per-share                                (Unaudited)                                 Year ended May 31
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.27           $8.91           $8.78           $8.35           $9.12           $9.49
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .19             .42             .44             .47             .47             .46
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.16)            .36             .14             .43            (.77)           (.28)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .03             .78             .58             .90            (.30)            .18
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.19)           (.42)           (.45)           (.47)           (.47)           (.46)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --              --            (.09)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.19)           (.42)           (.45)           (.47)           (.47)           (.55)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $9.11           $9.27           $8.91           $8.78           $8.35           $9.12
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                       .34*           8.98            6.79           11.04           (3.30)           1.91
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $166,853        $187,002        $175,619        $159,363        $141,406        $179,327
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .44*            .88             .86             .87             .87             .98
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.11*           4.62            4.98            5.45            5.44            4.89
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     11.95*          21.79           12.88           13.31           14.85           14.28
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                            ended
                                         November 30
Per-share                               (Unaudited)                                   Year ended May 31
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.26           $8.90           $8.77           $8.34           $9.11           $9.48
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .16             .36             .39             .42             .41             .40
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.16)            .36             .14             .43            (.77)           (.28)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                         -- (c)         .72             .53             .85            (.36)            .12
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.16)           (.36)           (.40)           (.42)           (.41)           (.40)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --              --            (.09)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.16)           (.36)           (.40)           (.42)           (.41)           (.49)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $9.10           $9.26           $8.90           $8.77           $8.34           $9.11
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                        --*(d)        8.29            6.10           10.33           (3.94)           1.24
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $61,032         $74,250         $71,421         $67,541         $76,921         $98,447
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .76*           1.53            1.51            1.52            1.52            1.63
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.79*           3.97            4.33            4.80            4.79            4.24
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     11.95*          21.79           12.88           13.31           14.85           14.28
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Amount represents less than 0.01%.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                            ended
                                         November 30
Per-share                                (Unaudited)                                 Year ended May 31
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.28           $8.91           $8.79           $8.36           $9.12           $9.49
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .18             .39             .42             .45             .44             .43
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.18)            .37             .13             .43            (.76)           (.28)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                         -- (c)         .76             .55             .88            (.32)            .15
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.17)           (.39)           (.43)           (.45)           (.44)           (.43)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --              --            (.09)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.17)           (.39)           (.43)           (.45)           (.44)           (.52)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $9.11           $9.28           $8.91           $8.79           $8.36           $9.12
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                       .07*           8.78            6.34           10.70           (3.48)           1.60
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $2,846          $3,440          $3,363          $2,874          $2,197          $3,363
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .59*           1.18            1.16            1.17            1.17            1.28
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.96*           4.31            4.69            5.16            5.14            4.59
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     11.95*          21.79           12.88           13.31           14.85           14.28
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
November 30, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Pennsylvania Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Pennsylvania personal income tax as Putnam Investment Management, LLC, ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of investment-grade Pennsylvania tax-exempt securities with intermediate- to long-term maturities. The fund may be affected by economic and political developments in the state of Pennsylvania.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A and M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2003, the fund had a capital loss carryover of $3,887,005 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
     $823,649    May 31, 2008
    3,063,356    May 31, 2009

The aggregate identified cost on a tax basis is $221,404,716, resulting in gross unrealized appreciation and depreciation of $13,033,927 and $5,841,058, respectively, or net unrealized appreciation of $7,192,869.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of then next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At November 30, 2003, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2003, the fund's expenses were reduced by $19,562 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $650 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $9,999 and $231 from the sale of class A and class M shares, respectively, and received $89,953 in contingent deferred sales charges from redemptions of class B shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 2003, Putnam Retail Management, acting as underwriter, received $3,782 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $28,584,556 and $52,309,618 respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended November 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,299,708       $11,792,939
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       252,567         2,288,237
----------------------------------------------------------------
                                     1,552,275        14,081,176

Shares repurchased                  (3,401,502)      (30,781,859)
----------------------------------------------------------------
Net decrease                        (1,849,227)     $(16,700,683)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,080,913       $27,907,479
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       552,604         5,007,313
----------------------------------------------------------------
                                     3,633,517        32,914,792

Shares repurchased                  (3,176,366)      (28,722,579)
----------------------------------------------------------------
Net increase                           457,151        $4,192,213
----------------------------------------------------------------

                              Six months ended November 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            268,878        $2,442,161
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        80,494           728,610
----------------------------------------------------------------
                                       349,372         3,170,771

Shares repurchased                  (1,657,937)      (14,986,321)
----------------------------------------------------------------
Net decrease                        (1,308,565)     $(11,815,550)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,303,023       $11,790,497
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       194,057         1,756,478
----------------------------------------------------------------
                                     1,497,080        13,546,975

Shares repurchased                  (1,505,316)      (13,643,783)
----------------------------------------------------------------
Net decrease                            (8,236)         $(96,808)
----------------------------------------------------------------

                              Six months ended November 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             16,484          $148,436
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,865            53,173
----------------------------------------------------------------
                                        22,349           201,609

Shares repurchased                     (80,867)         (726,808)
----------------------------------------------------------------
Net decrease                           (58,518)        $(525,199)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            165,258        $1,498,066
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        15,110           136,981
----------------------------------------------------------------
                                       180,368         1,635,047

Shares repurchased                    (186,832)       (1,687,054)
----------------------------------------------------------------
Net decrease                            (6,464)         $(52,007)
----------------------------------------------------------------


Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Pennsylvania Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA054-203441  047/226/2AE  1/04


Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 23, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: January 23, 2004



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: January 23, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 23, 2004